Exhibit 99.2

U.S. DRY CLEANING CORPORATION
UNAUDITED PRO FORMA COMBINED CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2006

U.S. DRY CLEANING CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA COMBINED CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2006

INTRODUCTION

On February 15, 2007, U.S. Dry Cleaning Corporation (the "Company") completed the acquisition of all of the outstanding voting stock of Cleaners Club, Inc. ("Cleaners Club”) in a purchase business combination by issuing 780,000 shares of its restricted common stock. Cleaners Club has a December 31 year-end.

The following unaudited pro forma combined consolidated financial statements (hereinafter collectively referred to as "the pro forma financial statements") are presented for illustrative purposes only. The pro forma financial statements are subject to a number of estimates, assumptions, and other uncertainties and are not necessarily indicative of the combined financial position at an earlier date, the results of operations for future periods, or the results that would have been realized had the Company and Cleaners Club been a combined entity during the specified periods. The pro forma financial statements (including the notes thereto) are qualified in their entirety by reference to, and should be read in conjunction with, the historical financial statements and notes of the Company and Cleaners Club incorporated herein by reference or included elsewhere herein. The Company's historical financial statements incorporated herein by reference are the audited September 30, 2006 consolidated financial statements included in the related Form 10-KSB/A filed with the Securities and Exchange Commission.

The following pro forma financial statements give effect to the purchase of 100% of the equity interest in Cleaners Club by the Company using the purchase method of accounting. The pro forma financial statements are based on the respective historical financial statements and the notes thereto of the Company and Cleaners Club. The December 31, 2006 pro forma combined consolidated balance sheet, which assumes that the purchase took place on December 31, 2006, combines the unaudited interim consolidated balance sheet of the Company and the audited year-end balance sheet of Cleaners Club as of such date. The pro forma combined consolidated statements of operations for the year ended September 30, 2006 and the three months ended December 31, 2006, which assume that the purchase took place on October 1, 2005, combine (1) the audited consolidated statement of operations of the Company for the year ended September 30, 2006 and the unaudited statements of operations of Cleaners Club for the year ended September 30, 2006 and (2) the unaudited statements of operations for both the Company (consolidated) and Cleaners Club for the three months ended December 31, 2006.

The pro forma adjustments described in the accompanying notes are preliminary, and are based on management's estimates of the fair value of the consideration paid and the net assets acquired. The Company’s management has estimated the fair value of the 780,000 common shares given at $1.85 per share (the estimated fair value of the Company’s common stock) for a total purchase price consideration of $1,443,000.

U.S. DRY CLEANING CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA COMBINED CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2006

	HISTORICAL
					U.S. DRY CLEANING
	U.S. DRY CLEANING	CLEANERS	PRO FORMA ADJUSTMENTS		COMBINED CONSOLIDATED
	CONSOLIDATED	CLUB	AMOUNT	REF	PRO FORMA
ASSETS
Current Assets
Cash	$1,199,404	$1,767	$-		$1,201,171
Accounts receivable, net	478,529	885	-		479,414
Deferred financing costs, net	70,444	-	-		70,444
Deferred acquisition costs	123,284	-	-		123,284
Prepaid expenses and other current assets	173,933	21,004	-		194,937
Total Current Assets	2,045,594	23,656			2,069,250
Property and Equipment, net	1,129,761	427,649	-		1,557,410
Other Assets
Notes receivable	233,803	-	-		233,803
Deposits	202,450	40,400	-		242,850
Goodwill	5,004,699	-	1,938,826	C	6,943,525
Intangible assets and other assets	365,060	-	-		365,060
Total Other Assets	5,806,012	40,400			7,785,238
Total Assets	$8,981,367	$491,705	$1,938,826		$11,411,898

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current Liabilities
Accounts payable and accrued liabilities	$1,385,630	$234,283	$-		$1,619,913
Liquidated damages	71,250	-	-		71,250
Capital lease obligation, current	121,781	118,860	-		240,641
Notes payable, current	268,681	97,268	-		365,949
Related party notes payable, current	152,822	224,000	-		376,822
Convertible notes payable, net of discount	801,693	-	-		801,693
Related party convertible notes payable, net of discount	136,555	-	-		136,555
Total Current Liabilities	2,938,412	674,411	-		3,612,823
Long Term Liabilities
Capital lease obligation, net of current	190,181	169,650	-		359,831
Notes payable, net of current	71,081	38,827	-		109,908
Related party notes payable, net of current	9,838	104,643	-		114,481
Convertible notes payable, net of current	200,000	-	-		200,000
Total Long Term Liabilities	471,100	313,120	-		784,220
Total Liabilities	3,409,512	987,531	-		4,397,043

Stockholders' Equity
Convertible preferred stock at par value	1,200	-	-		1,200
Common stock at par value	16,969	1,000	(220)	C,D	17,749
Additional paid-in capital	16,614,594	119,652	1,322,568	C,D	18,056,814
Accumulated deficit	(11,060,908)	(616,478)	616,478	C,D	(11,060,908)
Total Stockholders' Equity (Deficit)	5,571,855	(495,826)			7,014,855
Total Liabilities and Stockholders' Equity (Deficit)	$8,981,367	$491,705	$1,938,826		$11,411,898

The accompanying notes are an integral part of these financial statements.

U.S. DRY CLEANING CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA COMBINED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2006

	HISTORICAL
					U.S. DRY CLEANING
	U.S. DRY CLEANING	CLEANERS	PRO FORMA ADJUSTMENTS		COMBINED CONSOLIDATED
	CONSOLIDATED	CLUB	AMOUNT	REF	PRO FORMA

Net Sales	$6,082,103	$2,672,387	$-		$8,754,490

Cost of Sales	3,233,763	1,416,365	-		4,650,128

Gross Profit	2,848,340	1,256,022	-		4,104,362

Operating Expenses
Delivery expenses	566,145	198,478	-		764,623
Store expenses	1,422,765	296,571	-		1,719,336
Selling expenses	603,209	191,244	-		794,453
Administrative expenses	1,353,310	267,239	-		1,620,549
Related party consulting	1,518,000	-	-		1,518,000
Professional fees and other	910,613	54,572	-		965,185
Depreciation and amortization expense	272,314	96,137	-		368,451
Total Operating Expenses	6,646,356	1,104,241	-		7,750,597

Operating Income (Loss)	(3,798,016)	151,781	-		(3,646,235)

Other Expense	(4,627,670)	(78,271)	-		(4,705,941)

Income (Loss) Before Income Taxes	(8,425,686)	73,510	-		(8,352,176)

Provision for Income Taxes	-	800	-		800

Net Income (Loss)	$(8,425,686)	$72,710	$-		$(8,352,976)

The accompanying notes are an integral part of these financial statements.

U.S. DRY CLEANING CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA COMBINED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2006

	HISTORICAL
					U.S. DRY CLEANING
	U.S. DRY CLEANING	CLEANERS	PRO FORMA ADJUSTMENTS		COMBINED CONSOLIDATED
	CONSOLIDATED	CLUB	AMOUNT	REF	PRO FORMA

Net Sales	$1,601,411	$738,395	$-		$2,339,806

Cost of Sales	848,543	391,349	-		1,239,892

Gross Profit	752,868	347,046	-		1,099,914

Operating Expenses
Delivery expenses	164,362	77,686	-		242,048
Store expenses	399,277	159,133	-		558,410
Selling expenses	151,474	77,909	-		229,383
Administrative expenses	696,845	73,840	-		770,685
Professional fees and other	679,035	13,044	-		692,079
Depreciation and amortization expense	77,293	91,950	-		169,243
Total Operating Expenses	2,168,286	493,562	-		2,661,848

Operating Loss	(1,415,418)	(146,516)	-		(1,561,934)

Other Expense	(122,940)	(79,216)	-		(202,156)

Loss Before IncomeTaxes	(1,538,358)	(225,732)	-		(1,764,090)

Provision for Income Taxes	-	-	-		-

Net Loss	$(1,538,358)	$(225,732)	$-		$(1,764,090)

 The accompanying notes are an integral part of these financial statements.

U.S. DRY CLEANING CORPORATION AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA COMBINED CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2006

Note (A) Basis of Presentation

The pro forma combined consolidated balance sheet assumes that the purchase took place on December 31, 2006 and that 100% of the equity interest in Cleaners Club was acquired by the Company. Such financial statement combines the historical balance sheets of the Company and Cleaners Club at December 31, 2006. The pro forma combined consolidated statements of operations assume that the purchase took place on October 1, 2005, and combines the historical statement of operations of the Company (consolidated) and Cleaners Club for the year ended September 30, 2006 and the three months ended December 31, 2006. The aforementioned historical financial statements have been adjusted as discussed in the notes below.

There were no significant transactions on a combined basis between the acquired entity and the Company during the periods presented.

Note (B) Introduction to the Unaudited Preliminary Pro Forma Adjustments

The accompanying pro forma information, including the allocation of the purchase price, is based on management's preliminary estimates of (1) the net assets acquired and (2) the fair value of the equity securities issued by the Company to consummate the purchase. Based on management obtaining a third-party valuation and other factors, the final purchase price adjustments may differ materially from those presented in the accompanying pro forma combined consolidated financial statements.

Note (C)

To reflect the excess of the total acquisition cost over the estimated fair value of the tangible and identifiable intangible assets acquired. The purchase price, purchase price allocation and financing of the transaction are summarized as follows:

Purchase price paid as:

Common stock issued	$1,443,000

Total purchase consideration	1,443,000

Allocated to:

Historical book value of Cleaners Club assets and liabilities	(496,000)

Adjustments to reflect assets and liabilities at estimated fair value:

None	--

Excess of purchase price over allocation to identifiable assets and liabilities (goodwill)	$1,939,000

Note (D)

To reflect (1) the elimination of the stockholders' equity accounts of Cleaners Club, and (2) the issuance of common stock by the Company as consideration for the purchase.

Note (E)

Since the unaudited pro forma combined statement of operations reports a loss, there is no income tax effect of the above pro forma adjustments.

Note (F)

Since the purchase is intended to qualify as a non-taxable transaction, the tax bases of Cleaners Club assets and liabilities are carried forward for U.S. income tax purposes. Therefore, any amortization of the purchase consideration allocated to certain assets acquired may not be deductible by the Company in its future income tax returns. Such amounts are not significant.